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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21502

RMR HOSPITALITY AND REAL ESTATE FUND
(Exact name of registrant as specified in charter)

400 CENTRE STREET
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service of Process)	Copy to:
Thomas M. O'Brien, President RMR Hospitality and Real Estate Fund 400 Centre Street Newton, Massachusetts 02458	Robert N. Hickey, Esq. Sullivan & Worcester LLP 1666 K Street, NW Washington, DC 20006
Karen Jacoppo-Wood, Esq. State Street Bank and Trust Company One Federal Street, 9th Floor Boston, Massachusetts 02110

Registrant's telephone number, including area code: (617) 332-9530

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004

                              SEMI-ANNUAL REPORT
                              JUNE 30, 2004

Item 1. Reports to Shareholders.

RMR Hospitality & Real Estate Fund
August 19, 2004

Dear Shareholders:

RMR Hospitality & Real Estate Fund (AMEX: RHR) closed its IPO on April 27, 2004. On June 14, 2004, we closed an initial offering of preferred shares. Since these offerings, we have been busy investing the $64.4 million of net proceeds raised in these offerings, and the investments we have made are set forth in this report.

As a result of our investment activity, the net asset value of the Fund increased from $19.23/share immediately following our IPO to $19.98/share as of June 30, 2004. Also, on June 29, 2004, we declared our first distributions to common shareholders at the rate of $0.125/share per month starting in July 2004, a going forward annual rate of 7.5% of the initial offering price of $20/share.

We believe the operating fundamentals of the hospitality and real estate industries are in the early stages of a cyclical recovery and now is a good time for long term investors like the Fund to be buying securities of companies in these industries. Recent earnings reports and investor presentations by companies in these industries suggest to us growing optimism concerning future financial results.

Hotel companies seem excited about improving occupancies and increasing average daily rates. PricewaterhouseCoopers has forecast the supply of new hotel rooms to increase during the next two years at only 1.35% per year. This consulting firm has also forecast that hotel revenues per available room may grow by 5% per year during the same period.

Similarly, there have been recent signals that a long term recovery may be beginning in several other real estate subsectors. Industrial and warehouse space seems to be in strong demand in several market areas. Recent job growth in the economy generally implies that office occupancy nationwide may have hit a bottom in the last quarter of 2003.

Despite the positive operating indications, the market prices of many hospitality and real estate securities in which the Fund seeks to invest seem to have experienced considerable recent volatility. We believe this market volatility is the result of two factors. First, an over reaction to changing interest rates; we believe the negative impact on securities prices from gradual increases in interest rates may be offset by improved operating results. Second, securities trading prices are increasingly impacted by short term hedge funds which often over react to modest events; in the longer run, we believe value investing based upon operating fundamentals will produce more dependable returns.

Thank you for your continued support.

Thomas M. O'Brien
President and shareholder

RMR Hospitality & Real Estate Fund
Portfolio of Investments – June 30, 2004 (unaudited)

Company	Shares	Value

Common Stocks – 69.2%
Apartments – 8.2%
Apartment Investment & Management Co.*	10,000	$311,300
BNP Residential Properties, Inc.*	16,000	210,240
Cornerstone Realty Income Trust, Inc.*	55,000	482,350
Gables Residential Trust*	65,000	2,208,700
Home Properties, Inc.*	9,900	385,902
Town & Country Trust*	20,000	504,800

		4,103,292
Diversified – 16.4%
Bedford Property Investors, Inc.*	45,300	1,324,572
Colonial Properties Trust*	59,000	2,273,270
Commercial Net Lease Realty*	73,400	1,262,480
Crescent Real Estate Equities Co.*	95,000	1,531,400
Lexington Corporate Properties Trust*	87,000	1,732,170

		8,123,892
Health Care – 7.2%
Health Care REIT, Inc.*	47,000	1,527,500
Nationwide Health Properties, Inc.*	91,000	1,719,900
Windrose Medical Properties Trust*	30,100	330,799

		3,578,199
Industrial – 5.4%
First Industrial Realty Trust, Inc.*	67,000	2,470,960
ProLogis*	7,000	230,440

		2,701,400
Office – 17.5%
Brandywine Realty Trust*	32,000	870,080
Equity Office Properties Trust*	131,900	3,587,680
Glenborough Realty Trust, Inc.*	75,000	1,376,250
Highwoods Properties, Inc.*	75,000	1,762,500
Reckson Associates Realty Corp.*	40,000	1,098,400

		8,694,910
Retail – 8.0%
Heritage Property Investment Trust*	73,900	1,999,734
Kramont Realty Trust*	46,500	744,000
New Plan Excel Realty Trust*	53,000	1,238,080

		3,981,814
See notes to financial statements and notes to portfolio of investments.

Specialty – 5.1%
Getty Realty Corp.*	30,000	$754,800
U.S. Restaurant Properties, Inc.*	115,900	1,760,521

		2,515,321
Storage – 1.4%
Sovran Self Storage, Inc.*	18,100	691,058

Total Common Stocks (Cost $32,900,071)		34,389,886

Preferred Stocks – 28.4%
Apartments – 3.2%
Apartment Investment & Management Co., Series R*	38,000	1,001,680
Apartment Investment & Management Co., Series U*	24,000	561,600

		1,563,280
Health Care – 0.7%
LTC Properties, Inc. Series F*	15,000	367,500
Hospitality – 12.9%
Boykin Lodging Co., Series A*	70,000	1,834,000
Host Marriott Corp., Series E*	60,000	1,527,000
Innkeepers USA Trust, Series C*	27,000	650,700
Jameson Inns, Inc., Series A	4,100	99,650
Winston Hotels, Inc., Series B*	95,000	2,281,900

		6,393,250
Manufactured Homes – 0.5%
Affordable Residential Communities, Series A*	9,600	247,200
Office – 11.1%
Alexandria Real Estate Equities, Inc., Series C*	120,000	3,060,000
Bedford Property Investors, Inc., Series B*	30,000	720,000
SL Green Realty Corp.*	70,000	1,750,000

		5,530,000

Total Preferred Stocks (Cost $14,070,089)		14,101,230

Debt Securities – 33.0%
Hospitality – 33.0%
American Real Estate Partners, 8.125%, 06/01/2012	$2,000,000	2,040,000
Felcor Lodging LP, 8.50%, 06/01/2011*	2,950,000	3,045,875
Host Marriott LP, 7.125%, 11/01/2013*	1,650,000	1,617,000
ITT Corp., 7.75%, 11/15/2025	3,275,000	3,135,813
MeriStar Hospitality Corp., 9.125%, 01/15/2011*	1,000,000	1,010,000
MeriStar Hospitality Corp., 10.50%, 06/15/2009*	3,250,000	3,461,250
Prime Hospitality Corp., Series B, 8.375%, 05/01/2012	2,000,000	2,065,000

		16,374,938
See notes to financial statements and notes to portfolio of investments.

Total Debt Securities (Cost $16,418,878)		16,374,938
Short-Term Investment – 2.9%
Other Investment Companies – 2.9%
SSgA Money Market Fund, 0.79%** (Cost $1,422,978)	1,422,978	1,422,978

Total Investments – 133.5% (Cost $64,812,016)		66,289,032
Other assets less liabilities – 0.7%		361,436
Preferred Stock, at liquidation preference – (34.2)%		(17,000,000)

Net Assets applicable to common shareholders – 100%		$49,650,468

Notes to Portfolio of Investments

*
Real Estate Investment Trust
**
Rate reflects 7 day yield as of June 30, 2004.

See notes to financial statements.

RMR Hospitality & Real Estate Fund
Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets
Investments in securities, at value (cost $64,812,016)	$66,289,032
Dividends and interest receivable	620,765
Other assets	1,580

Total assets	66,911,377

Liabilities
Advisory fee payable	28,590
Distributions payable – preferred shares	4,461
Payable for offering costs	172,642
Accrued expenses and other liabilities	55,216

Total liabilities	260,909

Preferred shares, at liquidation preference
Auction preferred shares, Series Th; $.001 par value per share; 680 shares issued and outstanding at $25,000 per share liquidation preference	17,000,000

Net assets applicable to common shareholders	$49,650,468

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 2,485,000 shares issued and outstanding	$2,485
Additional paid-in capital	47,469,862
Undistributed net investment income	619,882
Accumulated net realized gain on investment transactions	81,223
Net unrealized gain on investments	1,477,016

Net assets applicable to common shareholders	$49,650,468

Net asset value per share applicable to common shareholders (based on 2,485,000 shares outstanding)	$19.98

See notes to financial statements.

RMR Hospitality & Real Estate Fund
Financial Statements — continued

Statement of Operations

For the Period April 27, 2004(a) to June 30, 2004 (unaudited)

Investment Income
Dividends	$621,389
Interest	138,064

Total investment income	759,453

Expenses
Advisory	78,026
Administrative	25,273
Custodian	14,689
Audit	13,552
Transfer agency	6,645
Trustees' fees and expenses	2,462
Legal	1,748
Other	8,653

Total expenses	151,048
Less: expenses waived by the Advisor	(22,949)

Net expenses	128,099

Net investment income	631,354

Realized and unrealized gain on investment transactions
Net realized gain on investment transactions	81,223
Net change in unrealized gain on investments	1,477,016

Net realized and unrealized gain on investment transactions	1,558,239

Distributions to preferred shareholders from net investment income	(11,472)

Net increase in net assets applicable to common shareholders resulting from operations	$2,178,121

(a) Commencement of operations.

See notes to financial statements.

RMR Hospitality & Real Estate Fund
Financial Statements — continued

Statement of Changes in Net Assets

For the Period April 27, 2004(a) to June 30, 2004 (unaudited)

Increase (decrease) in net assets resulting from operations
Net investment income	$631,354
Net realized gain on investment transactions	81,223
Net change in unrealized gain on investments	1,477,016
Distributions to preferred shareholders from net investment income	(11,472)

Net increase in net assets applicable to common shareholders resulting from operations	2,178,121

Capital shares transactions
Net proceeds from sales of common shares	47,720,000
Net proceeds from sales of preferred shares	16,652,347

Net increase from capital share transactions	64,372,347
Less: Liquidation preference of preferred shares issued	(17,000,000)

Total increase in net assets	49,550,468
Net assets applicable to common shareholders
Beginning of period	100,000

End of period (including undistributed net investment income of $619,882)	$49,650,468

Common shares issued and repurchased
Shares outstanding, beginning of period	5,000
Shares sold	2,480,000

Shares outstanding, end of period	2,485,000

(a) Commencement of operations.

See notes to financial statements.

RMR Hospitality & Real Estate Fund
Notes to Financial Statements

June 30, 2004 (unaudited)

Note A

(1)  Organization

RMR Hospitality & Real Estate Fund (the "Fund") was organized as a Massachusetts business trust on January 27, 2004, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund had no operations until April 27, 2004, other than matters relating to the Fund's establishment, registration of the Fund's common shares under the Securities Act of 1933, and the sale of 5,000 Fund common shares for $100,000 to RMR Advisors, Inc., or RMR Advisors. On April 27, 2004, the Fund sold 2,480,000 common shares in an initial public offering including 480,000 shares sold to affiliates of RMR Advisors. Proceeds to the Fund were $47,720,000 after deducting underwriting commissions and $80,000 of offering expenses.

(2)  Interim Financial Statements

The accompanying June 30, 2004, financial statements have been prepared without audit. The Fund believes the disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include only normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund's operating results for this interim period are not necessarily indicative of the results that may be expected in the future.

(3)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(4)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Trustees of the Fund believe accurately reflects fair value. Numerous factors may be considered when determining fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Short-term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(5)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(6)  Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax.

(7)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay distributions to common shareholders on a monthly basis. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains.

The Fund distinguishes between distributions to common shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The Fund paid its first distribution to common shareholders on July 30, 2004. The tax character of distributions paid to common shareholders during the year ending December 31, 2004, will be determined at the end of the year. The classification of income for federal income tax purposes of the Fund depends upon the classification of the income the Fund receives from its investments. Because the issuers of a substantial portion of the Fund's owned securities will not make their classifications until subsequent to year end 2004, and because the Fund has not yet closed its taxable year in 2004 and does not at this time know the magnitude or timing of its securities transactions prior to year end 2004, it is not possible at this time to predict the amount or the components of distributable earnings on a federal income tax basis for 2004. Although subject to adjustment, principally due to the extent of distributions characterized by the issuers of the Fund's investments as returns of capital during 2004, the cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation as of June 30, 2004, are as follows:

Cost	$64,812,016

Gross unrealized appreciation	$1,828,483
Gross unrealized depreciation	(351,467)

Net unrealized appreciation	$1,477,016

(8)  Organization Expenses and Common Offering Costs

RMR Advisors paid all the organizational expenses and offering costs (other than the sales load) of the Fund's initial public offering of common shares which exceeded $0.04 per share. The total amount incurred by RMR Advisors was $452,363. The Fund incurred offering costs of $80,000 which were charged as a reduction of paid in capital.

(9)  Concentration of Risk

Under normal market conditions, the Fund's investments will be concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by hospitality and real estate companies and real estate investment trusts, or REITS. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the hospitality and real estate industries due to economic, legal, regulatory, technological or other developments affecting the United States hospitality and real estate industries.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors to provide the Fund with a continuous investment program, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares is not considered a liability.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets, until after April 27, 2009.

RMR Advisors, and not the Fund, has agreed to pay the lead underwriters of the Fund's initial public offering, an annual fee equal to 0.15% in the aggregate of the Fund's managed assets. This fee will be paid quarterly in arrears during the term of RMR Advisors' advisory agreement and is paid by the Advisor, not the Fund. The aggregate fees paid pursuant to the contract plus reimbursement of legal expenses of the underwriters will not exceed 4.5% of the total price of the common shares sold to non-affiliates in the initial public offering.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a sub-administration agreement with State Street Bank and Trust Company ("State Street").

No director, officer or employee of the investment advisor, or any affiliate of that entity, receives any compensation from the Fund for serving as an officer or trustee of the Fund. The Fund pays each trustee (who is not a director, officer or employee of the investment advisor) (a "Disinterested Trustee") an annual fee plus a fee for each board of trustees' meeting or committee meeting attended, other than meetings held on days on which there is also a board of trustees' meeting or another committee meeting for which they are paid. In addition, the Fund reimburses all trustees for travel and out-of-pocket expenses incurred in connection with attending board or committee meetings.

Note C

Securities Transactions

During the period ended June 30, 2004, there were purchases and sales transactions (excluding short-term securities) of $67,639,848 and $4,325,340, respectively. Brokerage commissions on securities transactions amounted to $49,393 during the period ended June 30, 2004.

Note D

Preferred Shares

On June 14, 2004, the Fund issued 680 auction preferred shares, Series Th for $17,000,000, or net proceeds of $16,652,347 after deducting underwriting commissions and offering expenses of $347,653. The preferred shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. The preferred shares are senior to the Fund's common shares and will rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by Moody's Investor Services and Fitch Ratings or by any other rating agency rating the preferred shares, or (2) maintain asset coverage, as defined in the Investment Company Act of 1940, of at least 200%, the preferred shares will be subject to mandatory redemption at an amount equal to their liquidation preference plus accumulated but unpaid distributions. The Fund pays distributions on the preferred shares based on a variable interest rate set at auctions, generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 1.35% per annum as of June 30, 2004.

Financial Highlights

Selected Data For A Common Share Outstanding Throughout The Period

	For the Period April 27, 2004(a) to June 30, 2004 (unaudited)

Net asset value, beginning of period	$19.28	(b)

Income from Investment Operations
Net investment income(c)(d)	.25
Net realized and unrealized gain (loss) on investment transactions	.63
Distributions to preferred shareholders (common stock equivalent basis) from net investment income	(.00	)(e)

Net increase in net asset value from operations	.88
Common shares offering costs charged to paid-in capital	(.04)
Preferred shares offering costs charged to paid in capital	(.14)

Net asset value, end of period	$19.98

Market price, beginning of period	$20.00

Market price, end of period	$17.40

Total Return(f)
Total investment return based on:(g)
Market price	(13.00)%
Net asset value	3.63%
Ratios/Supplemental Data:
Preferred shares, liquidation preference ($25,000 per share) (000s omitted)	$17,000
Net assets applicable to common shareholders, end of period (000s)	$49,650
Ratio to average net assets of:
Net investment income, before preferred share distributions(c)(h)(i)	7.48%
Preferred share distributions	0.14%
Net investment income, net of preferred share distributions(c)(h)	7.34%
Expenses, net of fee waivers(h)(i)	1.52%
Expenses, before fee waivers(h)(i)	1.79%
Portfolio turnover rate	13.56%
(a)
Commencement of operations.
(b)
Net asset value at April 27, 2004, reflects the deduction of the average sales load of $0.72 per share paid by holders of common shares from the $20.00 offering price. We paid a sales load of $0.90 per share on 2,000,000 shares sold to the public and no sales load on 480,000 shares sold to affiliates of the Fund's Advisor for $20.00 per share.
(c)
Based on average shares outstanding.
(d)
Net of expenses waived by the Advisor.
(e)
Amount is less than $.005.
(f)
Not annualized.
(g)
Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during the fiscal period. Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Results represent past performance and do not guarantee future results. Total return would have been lower if our Advisor had not contractually waived a portion of its investment advisory fee.
(h)
Annualized.
(i)
These expense and net investment income ratios do not reflect the effect of distribution payments to preferred shareholders.

RMR Hospitality & Real Estate Fund

June 30, 2004 (unaudited)

About information contained in this report:

  •
  Our performance data is historical and reflects historical expenses and historical changes in net asset value. We have been in operation only since April 27, 2004. As a result of this brief history, the financial data herein covers only a brief period of 65 days. Historical results are not indicative of future results.

  •
  If our advisor had not waived fees or paid all our organizational costs and a portion of our offering costs, our returns would have been lower.

  •
  An investment in the Fund's shares is subject to material risks, including those summarized below:

Limited Operating History – The Fund is a recently organized company and has no history of operations prior to April 27, 2004.

Inexperienced Advisor – The Fund's Advisor is an entity recently organized and has limited experience managing registered investment companies like the Fund.

Concentration of Investments – The Fund's investment portfolio is concentrated in the hospitality and real estate industries. A decline in the market value of hospitality businesses and/or real estate generally is likely to cause a decline in the value of the Fund's common shares.

Non-diversification Risk – The Fund's investment portfolio is focused upon securities in only two industries. Also, because the Fund is non-diversified under the Investment Company Act of 1940, it can invest a greater percentage of its assets in securities of a single company than can a diversified fund. Accordingly, the market prices of the Fund's common shares may be more volatile than an investment in a diversified fund.

Hospitality Industry Risks – The Fund's investment focus on hospitality securities creates risks, including the following:

  •
  The hospitality industry is highly dependent upon business spending. When business managers curtail spending, travel and entertainment items are often severely reduced or eliminated. Economic declines or the anticipation of economic declines can bring rapid declines in revenue and profitability of hospitality companies.

  •
  Many parts of the hospitality industry are dependent upon the travel industry, particularly the airline industry. If airline travel is significantly reduced, revenue and profitability of hospitality companies are likely to be negatively impacted. For example, immediately following the September 11, 2001, terrorist attacks in the United States, the airline industry suffered severe declines and, as a consequence, many hotels realized significant declines in revenue and incurred losses. A terrorist attack or any other factor which may cause a decline in travel is likely to have an adverse impact upon the value of hospitality securities in which we invest and in the value of our shares.

  •
  Some parts of the hospitality industry are vulnerable to rapid changes in consumer preferences. For example, hotels generally require capital expenditures on a regular basis to remain attractive to customers. These capital requirements and changes in consumer preferences may adversely affect the value of the hospitality securities in which we invest.

Real Estate Risks – The Fund's investment focus on real estate securities creates risks, including the following:

  •
  Securities of companies that own office or industrial buildings are vulnerable to changes in office or industrial occupancies and rents; securities of companies that own healthcare facilities, age restricted apartments, congregate care properties, assisted living facilities and nursing homes may be highly dependent upon Medicare and Medicaid payments which are subject to changes in government policies; securities of companies that own retail properties are vulnerable to changes in consumer spending practices and to bankruptcies of large retail firms; securities of companies that own apartment buildings are affected by changes in housing market conditions; and securities of companies that own other types of real estate are subject to risks associated with that type of real estate.

  •
  Real estate companies in which the Fund invests are susceptible to other special risks. For example: real estate taxes and property insurance costs may increase materially; environmental laws have made real estate owners responsible for clean up costs which can be material; and other laws require real estate owners to incur capital expenditures such as laws that require access for disabled persons.

Leverage Risks – The Fund uses leverage to increase its investments. Holders of the Fund's preferred shares or debt will have priority claims to the Fund's income and assets over an owner of the Fund's common shares. Because the Fund uses leverage, if the value of the Fund's investments declines, the value of the Fund's common shares will decline faster than it would if the Fund had invested without leverage.

Interest Rate Risks – The Fund is exposed to two principal types of interest rate risks:

  •
  The Fund's cost of leverage will increase as interest rates increase. These increased costs may result in less net income available for distribution to common shareholders.

  •
  When interest rates rise the market values of dividend and interest paying securities usually fall. Because most of the Fund's investments will be in dividend and interest paying securities, and because the Fund expects to make distributions to shareholders, both the Fund's net asset value and the market price of the Fund's common shares are likely to decline when interest rates rise.

The Fund may mitigate, but is unlikely to eliminate, interest rate risks by investing in interest rate hedges. Interest rate risks may be magnified if the Fund hedges interest rates based upon expectations concerning interest rates that prove inaccurate

Small Company Risks – Many companies in which the Fund invests may be smaller and have more debt than companies traded in the equity markets as a whole. Smaller equity capitalization and more leverage may mean that securities issued by real estate companies may be more volatile than securities issued by larger or less leveraged companies.

Market Discount Risk – Shares of closed end investment companies frequently trade at a discount to net asset value.

Redeemable Securities Risks – Most of the preferred securities in which the Fund invests provide their issuers rights of redemption at fixed prices. Some of the debt securities in which the Fund invests permit prepayment. If the issuers exercise their redemption or prepayment rights, the Fund may not realize the value for any premium the Fund may have paid for these securities and may be unable to make new investments which produce equivalent income.

Low Rated Securities Risks – The Fund may invest some of its managed assets in ratable securities which are below investment grade. In addition, none of the common equity securities in which the Fund invests are rated. These investments should be considered speculative. Because the Fund invests in speculative securities, an investment in the Fund's common shares involves a greater risk of loss than an investment which is focused only on higher rated securities.

Anti-takeover Provisions – The Fund's declaration of trust and bylaws contain provisions which limit the ability of any person to acquire control of the Fund or to convert the Fund to an open end fund. These provisions may deprive common shareholders of the ability to sell their common shares at a premium to their market value.

Market Disruption Risk – Volatility in securities markets precipitated by terrorist attacks, war or other world events may have negative effects on those markets. The value of securities in which the Fund invests and the Fund's common shares may be more volatile or decline in the event of future terrorist activity, war or instability.

AN INVESTEMENT IN RMR HOSPITALITY & REAL ESTATE FUND IS NOT A DEPOSIT OR OBLIGATION OF, AND IS NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION, AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENTAL AGENCY.

Dividend Reinvestment Plan (unaudited)

We have adopted a dividend reinvestment plan (the "Plan") which is sometimes referred to as an "opt out plan." You will have all of your cash distributions invested in our common shares automatically unless you elect to receive cash. As part of this Plan, you will also have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares (the "Cash Purchase Option"). Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter and must be for a minimum of $100 per quarter. We expect that, until December 12, 2004 EquiServe Trust Company, N.A. and EquiServe, Inc., an affiliate of EquiServe Trust Company, Inc. and a transfer agent registered with the Securities and Exchange Commission acting as service agent for EquiServe Trust Company, N.A. (together "EquiServe") will act as Plan Agent and our paying agent. On December 13, 2004, Wells Fargo Bank N.A. will replace EquiServe, as Plan Agent and paying agent. Our Plan Agent will receive your distributions and your additional cash payments under the Cash Purchase Option and either purchase our common shares in the open market for your account or directly from us. If you elect not to participate in the Plan, you will receive all cash distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by our paying agent.

The number of common shares you will receive if you do not opt out will be determined as follows:

(1) If, on the payment date of the distribution, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the net asset value per common share on that payment date, the Plan Agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares in the open market, on the AMEX or elsewhere, for your account prior to the next ex-dividend date. It is possible that the market price for our common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid to you in common shares newly issued by us. In the event it appears that the Plan Agent will not be able to complete the open market purchases prior to the next ex-dividend date, we will determine whether to issue the remaining shares at the greater of (i) net asset value per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

(2) If, on the payment date of the distribution, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the net asset value per common share on that payment date, we will issue new shares for your account, at a price equal to the greater of (i) net asset value per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

The Plan Agent* maintains all shareholder accounts in the Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent* in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under the Plan.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent*. If you withdraw or the Plan is terminated, the Plan Agent* will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the Plan Agent* will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

The Plan Agent's administrative fees will be paid by us. There will be no brokerage commission charged with respect to common shares issued directly by us. Each participant will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases of our shares pursuant to the Plan including the Cash Purchase Option.

We may amend or terminate the Plan or the Cash Purchase Option if our board of trustees determines the change is appropriate. However, no additional charges will be imposed upon participants by amendment to the Plan except after prior notice to Plan participants.

Participation in the Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under the Plan rather than paid in cash. The automatic reinvestment of distributions in our common shares will not relieve you of tax obligations arising from your receipt of distributions even though you will not receive any cash.

All correspondence about the Plan to be delivered prior to December 13, 2004, should be directed to EquiServe Trust Company N.A., at P.O. Box 43010, Providence, RI 02940-3010 or by telephone at 1-800-426-5523. Correspondence about the Plan to be delivered after December 13, 2004, should be directed to Wells Fargo Bank N.A., 161 North Concord Exchange, South St. Paul, MN 55075 or by telephone at 800-689-8788.

*
Shareholders who hold shares of the Fund in "Street Name", that is, through a broker, financial advisor or other intermediary should not contact the Plan Agent with Plan correspondence, opt-out cash purchase option or other requests. If you own your shares in street name, you must instead contact your broker, financial advisor or intermediary.

RMR Hospitality & Real Estate Fund
Trustees and Officers (unaudited)

June 30, 2004

Name, Address* (Age)	Position(s) Held with Fund and Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustees***
Gerard M. Martin (69)	Class II Trustee to serve until 2006. January 2004 to present.	Director of Reit Management & Research LLC — 1986 to present; Director and Vice President of the Fund's Advisor — July 2002 to present; Managing Director of Five Star Quality Care, Inc. — 2001 to present; Managing Trustee of Senior Housing Properties Trust — 1999 to present; Managing Trustee of Hospitality Properties Trust — 1995 to present; Managing Trustee of HRPT Properties Trust — 1986 to present. Trustee of RMR Real Estate Fund — 2003 to present.	2
Barry M. Portnoy (58)	Class III Trustee to serve until 2007. January 2004 to present.	Chairman of Reit Management & Research LLC — 1986 to present; Director and Vice President of the Fund's Advisor — July 2002 to present; Managing Director of Five Star Quality Care, Inc. — 2001 to present; Managing Trustee of Senior Housing Properties Trust — 1999 to present; Managing Trustee of Hospitality Properties Trust — 1995 to present; Managing Trustee of HRPT Properties Trust — 1986 to present. Trustee of RMR Real Estate Fund — 2003 to present.	2
Disinterested Trustees
John L. Harrington (67)	Class I Trustee to serve until 2005. March 2004 to present.	Executive Director and Trustee of the Yawkey Foundation (a charitable trust) and a Trustee of the JRY Trust (a charitable trust) — 1982 to present; Chief Executive Officer of the Boston Red Sox Baseball Club — 1982 to 2002; Trustee of Hospitality Properties Trust — 1995 to present; Director of Five Star Quality Care, Inc. — 2001 to January 2004; Trustee of Senior Housing Properties Trust — 1999 to present. Trustee of RMR Real Estate Fund — 2003 to present.	2
Frank J. Bailey (48)	Class II Trustee to serve until 2006. March 2004 to present.	Partner in the Boston law firm of Sherin and Lodgen LLP; Trustee of Hospitality Properties Trust — 2003 to present; Trustee of Senior Housing Properties Trust — 2002 to present. Trustee of RMR Real Estate Fund — 2003 to present.	2
Arthur G. Koumantzelis (73)	Class III Trustee to serve until 2007. March 2004 to present.	President and Chief Executive Officer of Gainesborough Investments LLC — June 1998 to present; Trustee of Hospitality Properties Trust — 1995 to present; Director of Five Star Quality Care, Inc. — 2001 to present; Trustee of Senior Housing Properties Trust — 1999 to 2003. Trustee of RMR Real Estate Fund — 2003 to present.	2

Name, Address* (Age)	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Executive Officers
Thomas M. O'Brien (38)	President. January 2004 to present.	President of RMR Real Estate Fund — December 2003 to present. President and Director of the Fund's Advisor — July 2002 to present; Vice President of Reit Management & Research LLC — April 1996 to present; Treasurer and Chief Financial Officer, Hospitality Properties Trust — April 1996 to October 2002; Executive Vice President, Hospitality Properties Trust — October 2002 to December 2003.
Mark L. Kleifges (43)	Treasurer. January 2004 to present.	Treasurer of RMR Real Estate Fund — December 2003 to present. Vice President of the Fund's Advisor — December 2003 to present; Vice President of Reit Management & Research LLC — 2002 to present; Treasurer and Chief Financial Officer, Hospitality Properties Trust — 2002 to present; Partner, Arthur Andersen LLP — 1993-2002.
James J. McKelvey (45)	Vice President. June 2004 to present.	Vice President of RMR Real Estate Fund — June 2004 to present; Vice President of the Fund's Advisor — July 2004 to present; Portfolio Manager and Senior Research Officer for John Hancock Funds — May 1997 to April 2004
Adam D. Portnoy (33)	Vice President. January 2004 to present.	Vice President of RMR Real Estate Fund — December 2003 to present. Vice President of Reit Management & Research LLC — September 2003 to present; Vice President of the Fund's Advisor — December 2003 to present; Executive Vice President of HRPT Properties Trust — December 2003 to present; Senior Investment Officer, International Finance Corporation — June 2001 to July 2003; Vice President, ABN AMRO Investment Banking —January 2001 to May 2001; President and CEO, Surfree.com, Inc. — June 1997 to June 2000.
Jennifer B. Clark (43)	Secretary and Chief Legal Officer. January 2004 to present.	Secretary of RMR Real Estate Fund — December 2003 to present. Vice President of Reit Management & Research LLC — 1999 to present; Secretary of the Fund's Advisor — July 2002 to present; Senior Vice President of HRPT Properties Trust — 1999 to present; Partner, Sullivan & Worcester LLP — 1997 to 1999.
John C. Popeo (43)	Vice President. January 2004 to present.	Vice President of RMR Real Estate Fund — December 2003 to present. Vice President of the Fund's Advisor — July 2002 to present; Treasurer of Reit Management & Research LLC — 1997 to present. Treasurer and Chief Financial Officer of HRPT Properties Trust — 1997 to present; Vice President and Controller of The Beacon Companies — 1996 to 1997.

*
The business address of each listed person is 400 Centre Street, Newton, Massachusetts 02458.

**
The Board of Trustees is divided into three classes of Trustees designated as Class I, Class II and Class III. The terms of office of Class I, Class II and Class III Trustees shall expire at the annual meeting of stockholders held in 2005, 2006 and 2007, respectively.

***
Indicates a trustee who is an "interested person" of the Fund within the meaning of the Investment Company Act of 1940, as amended. Mr. Portnoy and Mr. Martin are interested persons of the Fund by virtue of their control of the Fund's investment advisor.

RMR Hospitality & Real Estate Fund
June 30, 2004

Privacy Policy

The Fund is committed to maintain shareholder privacy and to safeguard shareholder nonpublic personal information.

The Fund does not receive any nonpublic personal information relating to shareholders who purchase Fund shares through an intermediary that acts as the record owner of the shares. If a shareholder is the record owner of Fund shares, the Fund may receive nonpublic personal information on shareholder account documents or otherwise and also have access to specific information regarding shareholder Fund share transactions, either directly or through the Fund's transfer agent.

The Fund does not disclose any nonpublic personal information about shareholders or any former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Fund restricts access to nonpublic personal information about shareholders to Fund employees with a legitimate business need for the information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund's investment advisor to vote proxies relating to the Fund's portfolio securities is available without charge, upon request, by calling 1-866-790-8165. Information regarding how the investment advisor votes these proxies will become available by calling the same number and on the Commission's website when the Fund files its first report on Form N-PX which is due by August 31, 2004, covering the Fund's proxy voting record for the 12-month period ending June 30, 2004.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters

The Fund is committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and has established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Shareholders may use the Fund's website (http://www.rmrfunds.com) to communicate concerns or complaints about accounting, internal accounting controls or auditing matters.

WARNING REGARDING FORWARD LOOKING STATEMENTS

        THIS SEMI-ANNUAL REPORT INCLUDES FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE BELIEFS AND EXPECTATIONS OF RMR HOSPITALITY & REAL ESTATE FUND'S, ITS TRUSTEES', ITS OFFICERS', OR ITS INVESTMENT ADVISOR'S, BUT THEY ARE NOT GUARANTEED TO OCCUR. FOR EXAMPLE, MR. O'BRIEN'S LETTER STATES THE BELIEF THAT HOSPITALITY AND REAL ESTATE OPERATING FUNDAMENTALS ARE IMPROVING AND IMPLIES THAT THE MARKET PRICES OF SECURITIES IN WHICH THE FUND INVESTS AS WELL AS THE MARKET PRICE OF THE FUND'S SHARES WILL INCREASE. IN FACT, HOSPITALITY AND REAL ESTATE OPERATING FUNDAMENTALS MAY NOT IMPROVE AND THE MARKET PRICES OF SECURITIES AND OF THE FUND'S SHARES MAY NOT INCREASE BUT MAY DECLINE. SIMILARLY, MR. O'BRIEN'S REFERENCES TO THE FUND'S CURRENT DIVIDEND RATE MAY IMPLY THAT DIVIDENDS WILL CONTINUE TO BE PAID AT THIS RATE IN THE FUTURE. IN FACT, THE FUND MAY REDUCE ITS DIVIDEND RATE OR DISCONTINUE PAYING DIVIDENDS IF ITS EARNINGS DECLINE. THESE UNEXPECTED RESULTS MAY OCCUR FOR MANY DIFFERENT REASONS, SOME OF WHICH, SUCH AS A GENERAL DECLINE IN ECONOMIC ACTIVITY, ARE BEYOND THE FUND'S CONTROL. INVESTORS ARE URGED TO CAREFULLY READ AND CONSIDER THE RISK FACTORS WHICH BEGIN ON PAGE 13 OF THIS SEMI-ANNUAL REPORT FOR A LISTING OF SOME OF THE MAJOR REASONS WHY THESE FORWARD LOOKING STATEMENTS MAY NOT OCCUR; AND INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

NOTICE REGARDING LIMITED LIABILITY

        OUR AMENDED AND RESTATED DECLARATION OF TRUST, DATED APRIL 2, 2004, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, IS DULY FILED IN THE OFFICE OF SECRETARY, CORPORATIONS DIVISION OF THE COMMONWEALTH OF MASSACHUSETTS, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF RMR HOSPITALITY & REAL ESTATE FUND SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, RMR HOSPITALITY & REAL ESTATE FUND. ALL PERSONS DEALING WITH RMR HOSPITALITY & REAL ESTATE FUND, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF RMR HOSPITALITY & REAL ESTATE FUND FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

Item 2. Code of Ethics.

  (a)
  As of the end of the period ended, June 30, 2004, the registrant had adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant's principal executive officer and principal financial officer.

  (c)
  The registrant has not made any amendment to its code of ethics during the covered period.

  (d)
  The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

  (f)
  The registrant's code of ethics has been posted on its Internet website at http://www.rmrfunds.com. A copy of the code of ethics may also be obtained free of charge by writing to Investor Relations, RMR Hospitality And Real Estate Fund, 400 Centre Street, Newton, MA 02458.

Item 3. Audit Committee Financial Expert.

  (a)
  (1) The registrant's board of trustees (the "Board") has determined that the registrant has at least one member serving on the registrant's Audit Committee that possesses the attributes identified in Item 3 of Form N-CSR to qualify as an "audit committee financial expert."

  (a)
  (2) The name of the audit committee financial expert is Arthur G. Koumantzelis. Mr. Koumantzelis has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

        The information is not required for the semi-annual report on Form N-CSR.

Item 5. Disclosure of Audit Committees for Listed Companies.

The information is not required for the semi-annual report on Form N-CSR.

Item 6. Schedule of Investments

        The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Information not required in semi-annual reports on Form N-CSR.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period ended June 30, 2004, there has been no purchase made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 9. Submission of Matters to a Vote of Security Holders.

        There have been no material changes to the procedures by which shareholders many recommend nominees to the registrant's board of trustees.

Item 10. Controls and Procedures.

  (a)
  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

  (b)
  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

  (a)
  (2) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

  (b)
  Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR HOSPITALITY REAL ESTATE FUND
By:
/s/ THOMAS M. O'BRIEN Thomas M. O'Brien President
Date: August 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ THOMAS M. O'BRIEN Thomas M. O'Brien President
Date: August 30, 2004
By:
/s/ MARK L. KLEIFGES Mark L. Kleifges Treasurer
Date: August 30, 2004

QuickLinks

Shareholder Letter
Portfolio of Investments
Financial Statements
Notes to Financial Statements
Selected Data For A Common Share Outstanding Throughout The Period
Risk Factors
Dividend Reinvestment Plan
Trustees and Officers
WARNING REGARDING FORWARD LOOKING STATEMENTS
NOTICE REGARDING LIMITED LIABILITY
SIGNATURES